SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ______________________


         Date of Report (date of earliest event reported): July 1, 1998



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                                  I-STORM, INC.
                    (Formerly Digital Power Holding Company)

             (Exact name of registrant as specified in its charter)

                             ______________________



            NEVADA                     2-93477-D                  87-0410127
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)


                       2440 WEST EL CAMINO REAL, SUITE 520
                         MOUNTAIN VIEW, CALIFORNIA 94040
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (650) 962-5420


                               __________________


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Jones, Jensen & Co, LLC was previously the principal certifying accountants for I-Storm, Inc., formerly Digital Power Holding Company (the "Registrant"). On July 1, 1998, Jones, Jensen & Co.'s appointment as principal accountants was terminated and Arthur Andersen, LLP was engaged as principal accountants. The decision to change accountants was approved by the audit committee and the full board of directors of the Registrant.

         During the Registrant's two most recent fiscal years ended March 31, 1998, and the subsequent interim period through July 1, 1998, there were no disagreements between the Registrant and Jones, Jensen & Co., LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not revolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         None of the "reportable events" described under Item 304(a)(1)(iv) of Regulation S-B occurred within the Registrant's two most recent fiscal years and the subsequent interim period through July 1, 1998.

         The audit reports of Jones Jensen LLC on the financial statements of I-Storm, Inc., formerly Digital Power Holding Company as of and for the fiscal years ended March 31, 1998 and 1997, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Jones Jensen &Co, LLC is attached as Exhibit 16.2.

         During the Registrant's two most recent fiscal years ended March 31, 1998, and the subsequent interim period through July 1, 1998, the Registrant did not consult with Jones Jensen & Co, LLC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)        Exhibits

           The following exhibit is filed with this Form 8-K:

16.1 Letter of Jones Jensen & Co, LLC regarding change in certifying accountant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, I-Storm has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  I-STORM, INC.



Date:  December 15, 1999                          By: /S/ Calbert Lai
                                                     ---------------------------
                                                     Calbert Lai
                                                     President

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